                                                               Exhibit 10.12.1

                                FIRST AMENDMENT
                                       TO
                      AMENDED AND RESTATED LOAN AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (the "First Amendment") executed 9/1, 1993, but effective as of January 22, 1993, is made by and between Weingarten Realty Investors (the "Trust"), a Texas real estate investment trust which is the successor in interest to Weingarten Realty, Inc. (the "Company "), a former Texas corporation, and Texas Commerce Bank National Association (the "Bank"), a national banking association with its principal place of business in Houston, Harris County, Texas.

                                    RECITALS

         WHEREAS, the Company and the Bank were parties to that certain Amended and Restated Loan Agreement dated as of February 5, 1986 which agreement amended and restated certain loan agreements between the Company and the Bank dated November 29, 1984 and August 15, 1977 respectively;

         WHEREAS, the Amended and Restated Loan Agreement was amended by that certain First Amendment dated December 30, 1987 between the Company and the Bank, by that certain Second Amendment to Amended and Restated Loan Agreement, effective as of April 5, 1988 between the Trust and the Bank, by that certain Waiver and Third Amendment to Amended and Restated Loan Agreement dated June 7, 1989 between the Trust and the Bank and by that certain Fourth Amendment to Amended and Restated Loan Agreement dated as of March 30, 1990 between the Trust and the Bank, and was amended and restated in its entirety by that certain Amended and Restated Loan Agreement executed January 22, 1993 between the Trust and the Bank (as so amended and restated, hereinafter referred to as the "Loan Agreement");

         WHEREAS, the Trust has requested and the Bank has agreed, subject to the terms and conditions of this First Amendment, that the facility fee payable under Section 7.3 of the Loan Agreement be reduced from $300,000 per annum to $250,000 per annum, and the Trust and the Bank therefore wish to amend the Loan Agreement to, among other things, reflect such agreement that the facility fee be so reduced;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the Trust and the Bank hereby agree as follows:

         1. All capitalized terms which are defined in the Loan Agreement and not otherwise defined herein shall have the same meaning herein as in the Loan Agreement.

         2. Section 7.1 of the Loan Agreement is hereby amended by deleting said Section in its entirety and by inserting in lieu thereof the following:

                 7.1 Appraisal Fee. The Trust agrees to pay to the Bank a fee equal to the cost paid by the Bank to a third-party appraiser for each appraisal (a) obtained by the Bank pursuant to Section 2.3 or Section 5.3, (b) on each Additional Property prior to its addition to the Borrowing Base and (c) that the Bank is required to obtain under the provisions of any law applicable to the Bank (including, without limitation, the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended from time to time) or pursuant to the Bank's internal credit policies; provided however that in no event shall the Trust be obligated to pay an appraisal fee as to any particular Property more than once in any 24-month period unless the provisions of any such laws, or the Bank's internal credit policies applied to similar credits, require appraisal more often. The Bank shall provide to the Trust a list of proposed appraisers from which the Trust shall select an appraiser to perform such appraisals.

         3. Section 7.3 of the Loan Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

                 7.3 Facility Fee. The Trust agrees to pay to the Bank a facility fee on the Bank's commitment to make Revolving Credit Loans under Section 1.1 hereof or Facility II Loans under Section 3.1 hereof (whether or not principal amounts under the Revolving Credit Note or the Facility II Note are outstanding from time to time) in the amount of $250,000 per annum from January 22, 1993 until the Expiration Date, payable quarterly in arrears on the last day of each April, July, October and January (but calculated with reference to the quarters ending on the last day of each March, June, September and December) during the term of this Agreement and on the Expiration Date; provided that, on such payment dates, a credit shall be applied in respect of the Trust's payment of the facility fee in an amount equal to (i) (A) the sum of the average collected balances for such period in all of the demand deposit accounts at the Bank included in the Weingarten relationship (which accounts shall be determined by the Bank in its sole discretion), less (B) balances required to support cash management fees not theretofore paid to the Bank in cash with respect to such accounts for such period (such balances to be computed in a manner consistent with the other calculations made pursuant to this
         Section 7.3) less (C) balances required to satisfy FDIC reserve requirements with respect to such accounts for such period,times (ii) the Earnings Credit Rate in effect at the time of determination; further provided that if such credit is not fully utilized in any such quarter, it may be carried forward and applied toward future payments of the facility fee for an additional four quarters, with the oldest credit being applied first toward such payment. For example, if the total credit for the quarter ending June 1993 is $100,000, no portion of the facility fee shall be payable in such quarter and the $37,500 remaining credit which was not utilized in such quarter may be carried forward and utilized until March 1994.

         4. Section 9.3 of the Loan Agreement is hereby amended by deleting said Section in its entirety and by inserting in lieu thereof the following:

                     9.3 Liens. At or prior to the date of each borrowing hereunder, the Bank shall have received (a) one or more deeds of trust or mortgages or supplements to deeds of trust or mortgages ("Mortgages") in form and substance acceptable to the Bank granting to the Bank a first lien on each item of Borrowing Base Property, (b) an opinion as to (i) the proper recordation of the Mortgage, (ii) the creation of a valid, binding and perfected lien on the property described in the Mortgage and (iii) the enforceability of the Mortgage, which opinion shall be in form and substance satisfactory to the Bank and prepared by attorneys approved by the Bank, (c) unless the provisions of Section 14 hereof are applicable, a mortgagee's policy of title insurance, satisfactory to the Bank showing that each such lien is a first lien subject to no exceptions other than for mechanics' and materialmen's liens (in the case of Borrowing Base Property upon which improvements are being constructed), and customary utility easements, rights-of-way, restrictions and the like which do not materially detract from the value or impair the use of such Borrowing Base Property, taxes not yet due or payable, leases existing at the time the Property is designated as Borrowing Base Property to tenants for space in such improvements, if any, and other minor matters acceptable to the Bank in its sole discretion, (d) or alternatively, if the provisions of Section 14 hereof are applicable,
         (i) a title commitment or title report (or a supplemental abstract of title) prepared through the time of recordation of the applicable Mortgages and (ii) a title opinion in form and substance satisfactory to the Bank, prepared by attorneys approved by the Bank, provided, however, that within a reasonable time following written demand therefor by the Bank, the Trust will furnish, and thereafter maintain in effect, mortgagee's title insurance policies on all Borrowing Base Properties in amounts at least equal to 75% of the values thereof;
         (e) a survey of each such Borrowing Base Property acceptable to the Bank, (f) an appraisal of each such Borrowing Base Property and (g) certificates of insurance evidencing a policy or policies of insurance on each Property included in the Borrowing Base Property, as required under Section 10.6. Notwithstanding anything to the contrary herein, all such documentation required to be delivered under this Section 9.3 shall be delivered to the Bank on or before 60 days after the date of designation of any Additional Property as Borrowing Base Property pursuant to Section 5.4, 6.1, or 6.6 hereof.

         5. Section 16.1 of the Loan Agreement is hereby amended by adding the following definition between the definitions of "Default" and "Dollars" therein:

                 "Deferral Letter" means that certain letter agreement dated 9/1, 1993 effective January 22, 1993 between the Trust and Bank relating to the deferral of reappraisals of the Borrowing Base Property.

         6. Section 16.1 of the Loan Agreement is hereby further amended by deleting the definition of "Loan Documents" therein and by inserting in lieu thereof the following definition:

                 "Loan Documents" shall mean the Revolving Credit Note, Facility I Note, Facility II Note, Facility III Note, Weingarten Letters of Credit, the Weingarten Letter of Credit Applications, the Deferral Letter, the Assignments, the Mortgages, the Subsidiary Guaranties and any and all other promissory notes, loan agreements, security documents or other documents or instruments executed or delivered to the Bank pursuant to the foregoing or the transactions connected therewith.

         7. This First Amendment shall become effective when and only when (a) the Bank shall have executed a counterpart of this First Amendment and (b) the Bank shall have received each of the following:

                 (i) Counterparts of this First Amendment executed by the Trust and each of the Guarantors;

                 (ii) Deferral Letter duly executed by the Trust;

                 (iii) The quarterly payment of the Facility Fee due on April 30, 1993;

                 (iv) A certificate of the Secretary or any Assistant Secretary of the Trust certifying (a) the names and true signatures of the officers of the Trust authorized to sign this First Amendment, the Deferral Letter and the other documents and certificates to be delivered pursuant to this First Amendment, (b) the bylaws and declaration of trust of the Trust as in effect on the date of such certification, and (c) the resolutions of the Trust Managers of the Trust approving and authorizing the execution, delivery and performance by the Trust of this First Amendment, the Deferral Letter and the transactions contemplated thereby; and

                 (v) Such other documents and agreements as the Bank may reasonably request.

         8. The Trust hereby represents that, as of the date hereof and after giving effect to the amendments contemplated herein, (a) the representations and warranties made by the Trust contained in the Loan Agreement, as hereby amended, and in the other Loan Documents, are true in all material respects on and as of the execution date hereof to the extent such representations and warranties do not expressly relate to a specific point in time and (b) the Trust is not in default under Section 12 of the Loan Agreement. The Trust hereby additionally represents that it owns 100% of the issued and outstanding stock of each Subsidiary, including without limitation the Arkansas Subsidiary.

         9. On and after the date hereof, each reference in the Loan Agreement and the other Loan Documents to "this Agreement," "hereunder," "herein," or words of like import shall mean and be a reference to the Loan Agreement, as hereby amended.

         10. Except as expressly affected by the provisions set forth herein, the Loan Agreement, as hereby amended, shall remain in full force and effect and is hereby ratified and confirmed by the Trust. The execution, delivery, and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of the Bank under the Loan Agreement, the Assignments, or the Mortgages, or any other document or instrument executed in connection with the Loan Agreement, the Assignments or the Mortgages, nor constitute a waiver of any other provision of the Loan Agreement.

         11. The Trust agrees to do, execute, acknowledge and deliver all and every such further acts and instruments as the Bank may reasonably request for the better assuring and confirming unto the Bank all and singular the rights granted or intended to be granted hereby or hereunder.

         12. Pursuant to Section 13.3 of the Loan Agreement, the Trust agrees to pay on demand all costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Bank with respect thereto and with respect to advising the Bank as to its rights and responsibilities under the Loan Agreement as hereby amended).

         13. With respect to the incurrence of certain liabilities hereunder and the making of certain agreements by the Trust as herein stated, such incurrence of liabilities and such agreements shall be binding upon the Trust only as a trust formed under the Texas Real Estate Investment Trust Act pursuant to that certain Restated Declaration of Trust dated March 23, 1988, and only upon the assets of such Trust. No Trust Manager or officer or other holder of any beneficial interest in the Trust shall have any personal liability for the payment of any indebtedness or other liabilities incurred by the Trust hereunder or for the performance of any agreements made by the Trust hereunder, nor for any other act, omission or obligation incurred by the Trust or by the Trust Managers except, in the case of a Trust Manager, any liability arising from his own willful misfeasance or malfeasance or negligence.

         14. This First Amendment may be executed in one or more counterparts, each of which shall constitute an original but when taken together shall constitute but one agreement.

         15. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND SHALL BE BINDING UPON THE TRUST, THE BANK, THE GUARANTORS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

         16. THE WRITTEN LOAN AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION THEREWITH (INCLUDING, WITHOUT LIMITATION, THE DEFERRAL LETTER, THE NOTES, THE GUARANTIES, AND THE MORTGAGES), REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. SUCH WRITINGS SUPERSEDE ALL PRIOR PROPOSALS, NEGOTIATIONS, AGREEMENTS AND UNDERSTANDINGS RELATING TO THE SUBJECT MATTER OF SUCH DOCUMENTS. EACH OF THE PARTIES HERETO CERTIFIES THAT IT IS NOT RELYING ON ANY STATEMENT, REPRESENTATION, WARRANTY, COVENANT OR AGREEMENT OF ANY KIND EXCEPT FOR THOSE SET FORTH IN THIS AGREEMENT AND SUCH OTHER DOCUMENTS.

               IN WITNESS WHEREOF, the parties hereto, by their respective officers thereunto duly authorized, have executed this Agreement this the 1st day of Sept., 1993, but effective January 22, 1993.

                                  WEINGARTEN REALTY INVESTORS

                                  By:    BILL ROBERTSON, JR.
                                      ---------------------------------
                                  Name:  Bill Robertson, Jr.
                                  Title: Executive Vice President

                                  TEXAS COMMERCE BANK
                                    NATIONAL ASSOCIATION

                                  By:    GEORGE M. SMITH
                                      ----------------------------------
                                  Name:  George M. Smith
                                  Title: Vice President

Each of the undersigned, as Guarantors, hereby consents to the terms and conditions set forth in this First Amendment and hereby ratifies and confirms its obligations under its Guaranty of the obligations of the Trust under and in connection with the Loan Agreement, as amended by this First Amendment.

WEINGARTEN/LUBBOCK, INC.,
a Texas corporation

By:    BILL ROBERTSON, JR.
   --------------------------
Name:  Bill Robertson, Jr.
Title: Executive Vice President

WEINGARTEN/SOUTHGATE, INC.
(formerly known as
WRI/DeVargas, Inc.),
a Texas corporation

By:    BILL ROBERTSON, JR.
   -----------------------------
Name:  Bill Robertson, Jr.
Title: Executive Vice President


WEINGARTEN/LUFKIN, INC.
(formerly known as
WRI/Central Park North, Inc.),
a Texas corporation

By:    BILL ROBERTSON, JR.
   -----------------------------
Name:  Bill Robertson, Jr.
Title: Executive Vice President



WEINGARTEN/TENNESSEE, INC.,
a Texas corporation

By:    BILL ROBERTSON, JR.
   -----------------------------
Name:  Bill Robertson, Jr.
Title: Executive Vice President


WEINGARTEN/ARKANSAS, INC.,
a Texas corporation

By:    BILL ROBERTSON, JR.
   -----------------------------
Name:  Bill Robertson, Jr.
Title: Executive Vice President

WEINGARTEN/JONES ROAD
  COMPANY, INC., a Texas corporation

By:     BILL ROBERTSON, JR.
    --------------------------------
Name:   Bill Robertson,Jr.
Title:  Executive Vice President


WEINGARTEN/MAINE, INC.,
a Texas corporation

By:     BILL ROBERTSON, JR.
    --------------------------------
Name:   Bill Robertson,Jr.
Title:  Executive Vice President


WEINGARTEN/OKLAHOMA, INC.,
a Texas corporation

By:     BILL ROBERTSON, JR.
    --------------------------------
Name:   Bill Robertson,Jr.
Title:  Executive Vice President


WRI/BAY CITY, INC.,
a Texas corporation

By:     BILL ROBERTSON, JR.
    --------------------------------
Name:   Bill Robertson,Jr.
Title:  Executive Vice President


WEINGARTEN RAILSPUR, INC.,
a Texas corporation

By:     BILL ROBERTSON, JR.
    --------------------------------
Name:   Bill Robertson,Jr.
Title:  Executive Vice President

AMARILLO CENTERS, INC.,
a Texas corporation

By:      BILL ROBERTSON, JR.
     -----------------------------
Name:    Bill Robertson, Jr.
Title:   Executive Vice President


CYPRESS/WESTFIELD, INC.,
a Texas corporation

By:      BILL ROBERTSON, JR.
     -----------------------------
Name:    Bill Robertson, Jr.
Title:   Executive Vice President


WEINGARTEN/LUFKIN THEATRE, INC.,
a Texas corporation

By:      BILL ROBERTSON, JR.
     -----------------------------
Name:    Bill Robertson, Jr.
Title:   Executive Vice President


WEINGARTEN/NEW YORK, INC.,
a Texas corporation

By:      BILL ROBERTSON, JR.
     -----------------------------
Name:    Bill Robertson, Jr.
Title:   Executive Vice President

WEINGARTEN/VILLAGE ARCADE, INC.,
a Texas corporation

By:       BILL ROBERTSON, JR.
    -------------------------------------
Name:     Bill Robertson, Jr.
Title:    Executive Vice President


WRI/LATHROP, INC.,
a Texas corporation

By:       BILL ROBERTSON, JR.
    -------------------------------------
Name:     Bill Robertson, Jr.
Title:    Executive Vice President


WRI/NEDERLAND, INC.,
a Texas corporation

By:       BILL ROBERTSON, JR.
    -------------------------------------
Name:     Bill Robertson, Jr.
Title:    Executive Vice President


WRI/PUCKETT, INC.,
a Texas corporation

By:       BILL ROBERTSON, JR.
    -------------------------------------
Name:     Bill Robertson, Jr.
Title:    Executive Vice President


WRI/SW PARK II, INC.,
a Texas corporation

By:       BILL ROBERTSON, JR.
    -------------------------------------
Name:     Bill Robertson, Jr.
Title:    Executive Vice President

MESQUITE/TOWN EAST, INC.,
a Texas corporation

By:      BILL ROBERTSON, JR.
    ----------------------------------
Name:    Bill Robertson, Jr.
Title:   Executive Vice President


WEINGARTEN REALTY MANAGEMENT COMPANY
a Texas corporation

By:      BILL ROBERTSON, JR.
    ----------------------------------
Name:    Bill Robertson, Jr.
Title:   Executive Vice President


WRI MINI-STORAGE, INC.,
a Texas corporation

By:      BILL ROBERTSON, JR.
    ----------------------------------
Name:    Bill Robertson, Jr.
Title:   Executive Vice President


WTSC, INC.,
a Texas corporation

By:      BILL ROBERTSON, JR.
    ----------------------------------
Name:    Bill Robertson, Jr.
Title:   Executive Vice President